UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2024

FUBOTV INC.

(Exact name of registrant as specified in its charter)

Florida	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1290 Avenue of the Americas
New York, NY 10104

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 16, 2024, fuboTV Inc. (the “Company,” “we” or “our”) issued a press release regarding the matter discussed in Item 8.01 of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 on this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01. Other Events.

As previously disclosed, on February 20, 2024, the Company filed a lawsuit in the U.S. District Court for the Southern District of New York asserting federal and state antitrust claims against The Walt Disney Company, ESPN, Inc. and ESPN Enterprises, Inc., Hulu, LLC, Fox Corporation, and Warner Brothers Discovery, Inc., including in connection with the defendants’ proposed joint venture (the “Joint Venture”). On April 8, 2024, the Company filed a motion for preliminary injunction (the “PI Motion”) seeking to enjoin the launch of the Joint Venture pending the outcome of the lawsuit.

On August 16, 2024, after a hearing on the PI Motion, the Court granted the motion and enjoined the launch of the Joint Venture, pending the outcome of the parties’ ongoing litigation.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s ongoing litigation, expectations with respect to the Joint Venture, including the temporary enjoinment of its launch, and the potential impact on the Company’s business, financial condition and results of operations. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict and generally beyond our control. Although management believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, important factors could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the factors set forth under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 filed with the Securities and Exchange Commission (“SEC”) and in the Company’s other filings with the SEC. You are cautioned not to place undue reliance on any forward-looking statements made herein. Any forward-looking statement speaks only as of the date as of which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press Release of fuboTV Inc., dated August 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: August 19, 2024	By:	/s/ David Gandler
David Gandler
Chief Executive Officer